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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 28, 2005



                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                     38-2799573
---------------                     -----------              -------------------
(State or other                     (Commission              (IRS Employer
Jurisdiction of                     File Number)              Identification
 Incorporation)                                               No.)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the Annual Meeting of Shareholders held on October 28, 2005, shareholders approved an amendment of the Perrigo Company Long-Term Incentive Plan (the "Plan") to increase the number of shares authorized for issuance of awards under the Plan from 2,500,000 to 7,000,000, subject to adjustment for awards that are forfeited or otherwise settled without the delivery of shares.

The Plan was filed as an appendix to the Company's Proxy Statement for its 2004 Annual Meeting of Shareholders filed on September 26, 2003 and is incorporated by reference herein. The amendment was effected through a resolution of the Board of Directors of the Company. This resolution is filed herewith as Exhibit 10(a) and incorporated herein by reference.




ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     10(a) Amendment to the 2003 Long-Term Incentive Plan, effective as of October 28, 2005.



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)



                                        By:  /s/ Todd W. Kingma
                                           -------------------------------------
Dated: October 31, 2005                     Todd W. Kingma
                                            Senior Vice President, Secretary and
                                            General Counsel



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                                  Exhibit Index



Exhibit 10(a) Amendment to the 2003 Long-Term Incentive Plan, effective as of October 28, 2005.